Exhibit 99
FPIC INSURANCE GROUP, INC.
REPORTS THIRD QUARTER 2005 RESULTS

JACKSONVILLE, Fla. (Business Wire) - November 7, 2005 - FPIC Insurance Group, Inc. (“FPIC”) (Nasdaq: FPIC) reported consolidated income from continuing operations of $8.6 million, or $0.80 per diluted share, for third quarter 2005, up from $7.1 million, or $0.68 per diluted share, for third quarter 2004. Operating earnings increased to $8.7 million, or $0.80 per diluted share, for third quarter 2005, up from $7.2 million, or $0.68 per diluted share, for third quarter 2004.

For the nine months ended September 30, 2005, consolidated income from continuing operations was $23.6 million, or $2.20 per diluted share, up from $20.1 million, or $1.91 per diluted share, for the nine months ended September 30, 2004. For the nine months ended September 30, 2005, operating earnings increased to $23.7 million, or $2.22 per diluted share, up from $18.0 million, or $1.71 per diluted share, for the nine months ended September 30, 2004.

For additional information regarding the use of operating earnings as a financial measure, see the discussion provided later in this release captioned “Non-GAAP Financial Measures.”

“FPIC continues to achieve solid top-line and bottom-line results,” said John R. Byers, President and Chief Executive Officer. “An improved underwriting margin combined with top-line growth from our Florida insurance operations was the primary driver of our operating results in the third quarter. We believe our ability to achieve attractive margins, together with our continued favorable outlook for our core Florida market, positions us well for the year.”

Financial Highlights for Third Quarter 2005 (as compared to third quarter 2004 unless otherwise indicated)

•	Consolidated operating earnings up 21%;
•	Fifteen consecutive quarters of positive consolidated operating earnings;
•	Net premiums earned up 49% as the result of reduction of reinsurance and pricing improvements;
•	90% combined ratio; overall underwriting margin improved $2.5 million, or 74%;
•	Twenty-seven consecutive quarters of positive operating earnings from insurance management operations;
•	Increase in assets, shareholders’ equity and statutory surplus since year-end;
•	Book value per share and tangible book value per share increased since year-end;
•	Net investment income increased 25% on portfolio growth and improved yield;
•	15% return on average equity for the trailing twelve months.

Operational Highlights for Third Quarter 2005 (unless otherwise indicated)

•	Continued targeted market focus;
•	Policyholder retention in Florida remained strong at 95% year to date;
•	Solid insurance underwriting results;
•	Targeted loss ratio reduced as a result of continued favorable claims experience;
•	Over $81 million of cash flow generated by operations year to date.

Conference Call Information

FPIC will host a conference call at 11:00 a.m., Eastern Time, Tuesday, November 8, 2005, to review third quarter 2005 results. To access the conference call, please dial (866) 770-7129 (USA) or (617) 213-8067 (International) and use the access code 82798359.

The conference call will also be broadcast live over the Internet in a listen-only format via FPIC’s corporate website at http://www.fpic.com. To access the call from FPIC’s home page, click on “Investor Relations” and a conference call link will be provided to connect listeners to the broadcast.

Questions can be submitted in advance of the call until 10:00 a.m., Eastern Time, Tuesday, November 8, 2005 via e-mail at ir@fpic.com or through FPIC’s corporate website at http://www.fpic.com, where a link on the “Investor Relations” page has been provided.

For individuals unable to participate in the conference call, a telephone replay will be available beginning at 1:00 p.m., Eastern Time, Tuesday, November 8, 2005 and ending at 11:59 p.m., Eastern Time, Thursday, November 10, 2005. To access the telephone replay, dial (888) 286-8010 (USA) or (617) 801-6888 (International) and use the access code 50454943. A replay of the conference call webcast will also be available beginning at 1:00 p.m., Eastern Time, Tuesday, November 8, 2005 on FPIC’s website.

Caution Regarding Forward-Looking Statements

    The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Any written or oral statements made by us or on our behalf may include forward-looking statements, which reflect our current views with respect to future events and financial performance. These forward-looking statements can be identified by such words as, but are not limited to, "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," "foresee," "hope," "should," "will," "will likely result" or "will continue" and other similar expressions. These forward-looking statements are subject to certain risks, uncertainties and other factors that could cause actual results to differ materially from such statements. These risks, uncertainties and other factors that could adversely affect our operations or cause actual results to differ materially from anticipated results include, but are not limited to, the following:

i)
Risk factors, including the effect on reserves and underwriting results, associated with changing market conditions that result from fluctuating cyclical patterns of the property and casualty insurance business;

ii)	The uncertainties of the loss reserving process;
iii)	The occurrence of insured or reinsured events with a frequency or severity exceeding our estimates;
iv)	The impact of surplus constraints on growth;
v)
The competitive environment in which we operate, including reliance on agents to place insurance, physicians electing to practice without insurance coverage, related trends and associated pricing pressures and developments;

vi)	The actual amount of new and renewal business;
vii)	Business risks that result from our size and geographic concentration;
viii)	Developments in reinsurance markets that could affect our reinsurance programs;
ix)	The ability to collect reinsurance recoverables;
x)
The dependence of our insurance management segment upon a major customer, Physicians’ Reciprocal Insurers (“PRI”), for its revenue, and consequently, the effects of PRI’s premium rate adequacy, claims experience, policyholder retention, financial position and overall market and regulatory environment on its ability to maintain or grow its premium base;

xi)	Developments in financial and securities markets that could affect our investment portfolio and financing plans;
xii)	Risk factors associated with the impact of rising interest rates on the market value of our investments;
xiii)	Risk factors associated with the impact of rising interest rates on our interest costs associated with our long-term debt;
xiv)	The rates we charge for our products and services being subject to or mandated by legal requirements and regulatory approval, which could affect our business or reinsurance arrangements;
xv)
Uncertainties relating to government and regulatory policies (such as subjecting us to insurance regulation or taxation in additional jurisdictions or amending, revoking or enacting any laws, regulations or treaties affecting our current operations);

xvi)	Legal developments, including claims for extra-contractual obligations or in excess of policy limits in connection with the administration of insurance claims;
xvii)	Business and financial risks associated with the unpredictability of court decisions;
xviii)	The loss of the services of any of our executive officers;
xix)
Risks of impairment of assets, generally, including the risk of impairment or inability to continue to recognize deferred acquisition costs, deferred tax assets, goodwill and other deferred or intangible assets;

xx)	General economic conditions, either nationally or in our market areas, that are worse than expected;
xxi)	Changes in our financial ratings resulting from one or more of these uncertainties or other factors and the potential impact on our agents’ ability to place insurance business on our behalf; and

xxii)
Other risk factors discussed elsewhere within FPIC’s Form 10-Q for the quarter ended September 30, 2005, filed with the United States Securities and Exchange Commission (“SEC”) on November 7, 2005; and within FPIC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC on March 15, 2005.

     Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

To supplement FPIC’s consolidated financial information presented herein in accordance with generally accepted accounting principles (“GAAP”), FPIC reports non-GAAP measures widely used in the insurance industry to evaluate financial performance over time. Operating earnings is a non-GAAP financial measure widely used by investors and analysts in the insurance sector to facilitate understanding of results by excluding (i) the net effects of realized capital gains and losses, which are tied to the financial markets, and (ii) the cumulative effects of accounting changes and other infrequent or non-recurring items, which can affect comparability across reporting periods. Total shareholders’ equity, excluding Statement of Financial Accounting Standards (“FAS”) No. 115, Accounting for Certain Investments in Debt and Equity Securities, and book value per common share, excluding FAS No. 115, are also non-GAAP financial measures that are used to gauge stockholders’ equity and book value excluding the after-tax effect of net unrealized gains and losses relating to fixed maturity securities. Tangible book value is a further non-GAAP measure used by investors and analysts to gauge book values excluding the effects of goodwill and other intangible assets.

The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, see the table captioned “Reconciliation of Non-GAAP measures to the Nearest Comparable GAAP Measures,” provided later in this release. FPIC’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding FPIC’s performance and allows for greater transparency with respect to supplemental information used by management in its financial and operational decision making.

Corporate Profile

FPIC Insurance Group, Inc., through its subsidiary companies, is a leading provider of medical professional liability insurance for physicians, dentists and other healthcare providers, and a provider of insurance management services to other medical professional liability insurance carriers.

Contact Information

FPIC Insurance Group, Inc.
Jacksonville, Florida
Roberta Goes Cown, Senior Vice President and Corporate Counsel
904-354-2482, Extension 3605

For all your investor needs, FPIC is on the Internet at
http://www.fpic.com
Got a Tough Question? E-mail us at ir@fpic.com
FPIC: Providing Answers in a Changing Market

FPIC Insurance Group, Inc.
Unaudited Selected Financial Data
(In Thousands, Except per Share Data)

	Three Months Ended		Nine Months Ended
Consolidated Statements of Income	Sept 30, 2005	Sept 30, 2004	Sept 30, 2005	Sept 30, 2004

Revenues
Net premiums earned	$57,981	38,873	162,058	105,552
Insurance management fees	10,642	10,389	31,209	27,881
Net investment income	6,290	5,032	18,312	15,218
Commission income	432	1,932	1,546	5,275
Net realized investment (losses) gains	(139)	(110)	(179)	3,363
Other income	209	302	571	664
Total revenues	75,415	56,418	213,517	157,953

Expenses
Net losses and loss adjustment expenses ("LAE")	42,014	32,801	121,540	89,434
Other underwriting expenses	10,074	2,676	25,680	6,894
Insurance management expenses	8,225	7,039	23,361	21,811
Interest expense on debt	898	656	2,494	1,852
Other expenses	1,712	2,038	5,420	5,674
Total expenses	62,923	45,210	178,495	125,665

Income from continuing operations before income taxes and minority interest	12,492	11,208	35,022	32,288

Less: Income tax expense	3,958	4,080	11,537	11,923
Income from continuing operations before minority interest	8,534	7,128	23,485	20,365

Less: Minority interest	(56)	26	(128)	303
Income from continuing operations	8,590	7,102	23,613	20,062

Discontinued Operations
Income from discontinued operations (net of income taxes)	-	427	369	933
Gain on disposal of discontinued operations (net of income taxes)	-	-	1,733	-
Discontinued operations	-	427	2,102	933

Net income	$8,590	7,529	25,715	20,995

Basic earnings per common share:
Income from continuing operations	$0.84	0.71	2.31	2.02
Discontinued operations	-	0.04	0.21	0.09
Basic earnings per common share	$0.84	0.75	2.52	2.11

Diluted earnings per common share:
Income from continuing operations	$0.80	0.68	2.20	1.91
Discontinued operations	-	0.04	0.20	0.09
Diluted earnings per common share	$0.80	0.72	2.40	2.00

Basic weighted average common shares outstanding	10,278	10,003	10,194	9,954

Diluted weighted average common shares outstanding	10,783	10,522	10,704	10,502

FPIC Insurance Group, Inc.
Unaudited Selected Financial Data
(In Thousands, Except per Share Data)
(continued)

	As of
Selected Consolidated Statements of Financial Position Information	Sept 30, 2005	Dec 31, 2004
Total cash and investments	$757,760	683,968
Total assets	$1,285,557	1,271,306
Liability for losses and LAE	$633,924	635,118
Liability for losses and LAE, net of reinsurance	$341,271	301,699
Long-term debt	$46,083	46,083
Total shareholders' equity	$242,447	217,120
Total shareholders' equity, excluding FAS 115 (a,c)	$245,432	214,510
Book value per common share	$23.37	21.56
Book value per common share, excluding FAS 115 (a,c)	$23.66	21.30
Tangible book value per common share (b,c)	$21.52	19.63
Tangible book value per common share, excluding FAS 115 (a,b,c)	$21.80	19.37
Common shares outstanding	10,372	10,070
Statutory surplus of insurance subsidiaries	$178,312	160,242

(a)Excludes the after-tax effect of net unrealized (losses) gains relating to our fixed maturity securities.
(b) Excludes goodwill of $18,870 and $18,870 and intangible assets of $412 and $561 as of September 30, 2005 and December 31, 2004, respectively.
(c) For additional information regarding the use of non-GAAP financial measures, see the discussion provided earlier in this release captioned “Non-GAAP Financial Measures” and the “Reconciliation of Non-GAAP Measures to the Nearest Comparable GAAP Measures” found later in this release.

FPIC Insurance Group, Inc.
Unaudited Selected Financial Data
(Dollars in Thousands)

	Three Months Ended		Nine Months Ended
	Sept 30, 2005	Sept 30, 2004	Sept 30, 2005	Sept 30, 2004
Selected Consolidated Cash Flow Information
Net cash provided by operating activities	$20,050	29,894	81,319	34,101
Net cash (used in) provided by investing activities	$(77,796)	6,947	(129,952)	(18,915)
Net cash provided by financing activities	$462	340	3,447	2,588

Segment Reconciliation of Total Revenues
Insurance	$64,234	44,030	180,572	124,769
Insurance management	11,312	13,300	33,437	36,110
Third party administration	-	-	-	-
Intersegment eliminations	(131)	(912)	(492)	(2,926)
Total revenues	$75,415	56,418	213,517	157,953

Segment Reconciliation of Net Income
Insurance	$6,675	3,545	17,816	12,180
Insurance management	1,915	3,641	5,899	8,133
Third party administration	-	343	2,000	682
Net income	$8,590	7,529	25,715	20,995

Selected Insurance Segment Information
GAAP combined ratio:
Loss ratio	72.4%	84.4%	75.0%	84.7%
Underwriting expense ratio	17.4%	6.9%	15.8%	6.5%
Combined ratio	89.8%	91.3%	90.8%	91.2%

Direct and assumed premiums written	$78,937	77,179	230,235	252,884

Net premiums written	$69,369	65,118	201,762	142,049

Net paid losses and LAE on professional liability claims (1)	$33,054	26,203	85,635	88,726

Total professional liability claims with indemnity payment	118	62	302	251

Total professional liability claims and incidents closed without indemnity payment	698	448	1,624	1,525

Professional Liability Claims and Incidents Reported During the Period:
Total professional liability claims reported	278	225	781	815
Total professional liability incidents reported	214	270	711	888
Total professional liability claims and incidents reported	492	495	1,492	1,703

			As of
			Sept 30, 2005	Sept 30, 2004
Total professional liability claims and incidents that remained open			4,724	5,418

Professional liability policyholders (excluding fronting arrangements) (2)			14,199	14,171

Professional liability policyholders under fronting arrangements(2)			-	126

(1) For the purpose of period over period comparison, net paid losses do not take into account $10,180 received in connection with the American Professional Assurance, Ltd. ceded reinsurance commutation during the second quarter of 2005, which would be a reduction to reported net paid losses.

(2) Professional liability policyholders (excluding fronting arrangements) includes policyholders whose individual insurance is 90% reinsured under facultative reinsurance agreements. For the period ended September 30, 2004, 112 such policyholders previously reported under fronting arrangements have been reclassified to professional liability policyholders (excluding fronting arrangements).

FPIC Insurance Group, Inc.
Unaudited Selected Financial Data
(In Thousands)

Reconciliation of Non-GAAP Measures to the Nearest Comparable GAAP Measures

Reconciliation from net income to operating earnings:

	Three Months Ended		Nine Months Ended
	Sept 30, 2005	Sept 30, 2004	Sept 30, 2005	Sept 30, 2004

Net income	$8,590	7,529	25,715	20,995

Adjustments to reconcile net income to operating earnings:
Less: Net realized investment (losses) gains, net of income taxes (a)	(85)	(68)	(110)	2,066
Less: Discontinued operations, net of income taxes	-	427	2,102	933
Total adjustments	(85)	359	1,992	2,999

Operating earnings	$8,675	7,170	23,723	17,996

(a) All net realized investment gains, net of income taxes, for the periods reported relate to the insurance segment.

Reconciliation from book value per common share to book value per common share excluding FAS 115:

	As of
	Sept 30, 2005	Dec 31, 2004
Total shareholders' equity	$242,447	217,120
Less: Net unrealized (losses) gains, after-tax, related to fixed maturity securities, available for sale included in total shareholders' equity	(2,985)	2,610
Total shareholders' equity, excluding FAS 115	$245,432	214,510

Book value per common share	$23.37	21.56
Book value per common share, excluding FAS 115	$23.66	21.30

Reconciliation from book value per common share to tangible book value per common share:

	As of
	Sept 30, 2005	Dec 31, 2004
Total shareholders' equity	$242,447	217,120

Adjustments to reconcile total shareholders' equity to tangible shareholders' equity
Less: Goodwill	18,870	18,870
Less: Intangbile assets	412	561
Total adjustments	19,282	19,431

Tangible shareholders' equity	$223,165	197,689

Book value per common share	$23.37	21.56
Tangible book value per common share	$21.52	19.63